UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C.  20549


FORM 8-K/A
(Amendment No. 2)

Current Report
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934


Date of Report:  September 15, 2009


NASUS CONSULTING, INC.
(Exact name of Registrant as specified in its charter)


Commission File Number:  333-150135


       Nevada						04-3526451
       (State of other jurisdiction 			(IRS Employer
       of Incorporation)				Identification No.)


258 Southhall Lane, Suite 420, Maitland, Florida 32751
(Address to principal executive offices, including zip code)


(512) 402-5822 or toll free (877) 209-9618
(Registrant's telephone number, including area code)


83 Fisher Street, Millville, Massachusetts 01504
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the
	Securities Act (17 (CFR 230.425)

__	Soliciting material pursuant to Rule 14a-2 under the
	Exchange Act (17 CFR 210.14a-12)

__	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act (17 CFR 240.14d-2(b))

__	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act (17 CFR 240.13e-4(c))




Item 4.01 	Changes In Registrant's Certifying Accountant.

(a) On August 3, 2009, the Board of Directors of the Registrant was notified that Moore & Associates, Chartered, its independent registered public account firm had resigned because of its decision to no longer be engaged in auditing or reviewing public company financial statements. On August 6, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public accounting firm and approved by the Board of Directors of the Registrant. None of the reports of Moore & Associates, Chartered, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore & Associates, Chartered, because of violations of PCAOB rules and quality control standards and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a PCAOB investigation.

On September 1, 2009, the Registrant was informed by the United States Securities and Exchange Commission ("Commission") that since Moore & Associates, Chartered, was no longer registered with PCAOB, no audit reports or consents prepared by Moore & Associates, Chartered, could be included in any filings the Registrant makes with the Commission after August 27, 2009.

As a result of this event, it will be necessary for the Registrant to have its financial statements for the year ending December 31, 2008, re-audited by an accounting firm that is registered with PCAOB. On September 11, 2009, the Registrant informed the Commission that it would secure a re-audit of its 2008 annual results by a PCAOB registered firm prior to the filing of the Registrant's 2009 Form 10-K.

The Registrant has requested that Moore and Associates, Chartered, furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The Registrant, however, has been unable to obtain a letter from Moore & Associates, Chartered, as it relates to this Form 8-K/A.

b) On August 6, 2009, the Board of Directors of the Registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.




Item 9.01 	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
		_______________________________________

EX-99(A)	Letter from U.S. Securities and Exchange Commission
		dated September 1, 2009, regarding statements included in this Form 8-K/A

EX-99(B)	Letter from John Jenkins, Chief Executive officer of the
		Registrant, dated September 10, 2009 to the
		U. S. Securities and Exchange Commission regarding statements included in this Form 8-K/A

EX-99(C)	Letter from John Jenkins, Chief Executive officer of the
		Registrant, dated September 11, 2009 to the
		U. S. Securities and Exchange Commission regarding statements included in this Form 8-K/A






Signature

		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					NASUS CONSULTING, INC.



Dated:  September 15, 2009	   	By:/s/ John Jenkins
					___________________
					President and
					Chief Executive Officer




3